NORWEST SELECT FUNDS

                                   INCOME FUND
                               INCOME EQUITY FUND
                             VALUGROWTHSM STOCK FUND
                            SMALL COMPANY STOCK FUND


                         Supplement Dated July 20, 1999
                         to Prospectus Dated May 1, 1999


                            I. VALUGROWTH STOCK FUND

         The portfolio  manager for ValuGrowth  Stock Fund (as described on page
7) was changed effective July 1, 1999. All references in the prospectus to Charles J. Meyer, the portfolio manager of the Fund prior to July 1, 1999, are deleted. The following replaces, in its entirety, the subparagraph entitled "ValuGrowth Stock Fund" under the section entitled "Portfolio Managers" on Page 7:

         VALUGROWTH STOCK FUND - Kelli K. Hill, associated with Norwest since 1999. Ms. Hill is also a portfolio manager at Wells Capital Management, Incorporated, with whom she has been associated since 1989. Ms. Hill is also the Treasurer for the San Francisco Ballet Association Encore!, and a board member for Las Casa de les Madres, the largest women's shelter in the San Francisco area.

                          II. SMALL COMPANY STOCK FUND

         The portfolio manager for Small Company Stock Fund (as described on page 7) has been changed. All references in the prospectus to Kenneth Lee, a portfolio manager of the Fund prior July 20, 1999, are deleted. The following replaces, in its entirety, the subparagraph entitled "Small Company Stock Fund", under the section entitled "Portfolio Managers" on Page 7:

          SMALL COMPANY STOCK FUND - Thomas Zeifang. Mr. Zeifang has been associated with Norwest since 1999. Mr. Zeifang also is a portfolio manager at WCM, with whom he has been associated since 1995. Prior to 1995, he served as an analyst at Fleet Investment Advisors.